Exhibit No.    (24)

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Dennis R. Beresford Dennis R. Beresford

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ John F. Bergstrom John F. Bergstrom

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Pastora San Juan Cafferty Pastora San Juan Cafferty

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Robert W. Decherd Robert W. Decherd

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Thomas J. Falk Thomas J. Falk

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Claudio X. Gonzalez Claudio X. Gonzalez

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Mae C. Jemison Mae C. Jemison

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Linda Johnson Rice Linda Johnson Rice

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Ronald D. Mc Cray and Randy J. Vest, and each of them, with full power to act alone, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation’s Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of shares of Common Stock, $1.25 par value, of the Corporation, to be granted under and in accordance with the Corporation’s 2001 Equity Participation Plan, and to execute any and all amendments to such Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2003.

/s/ Marc J. Shapiro Marc J. Shapiro